                                                                EXHIBIT 10.27(a)




                      EXTENSION AND MODIFICATION AGREEMENT

                                     BETWEEN

                          ENRON POWER MARKETING, INC.

                                       AND

                           OGLETHORPE POWER CORPORATION


                            Dated as of April 30, 1996









                  ACKNOWLEDGMENT REGARDING CONFIDENTIAL INFORMATION:

     Oglethorpe Power Corporation (An Electric Generation & Transmission Corporation) (the "Company") acknowledges that certain confidential information is contained throughout the Extension and Modification Agreement and the Exhibits attached thereto and therefore such confidential information has been omitted from the copy filed with this Quarterly Report on Form 10-Q for the quarter ended March 31, 1996, and an asterisk (*) has been inserted indicating such omission at the exact place in the Agreement and the Exhibits where such confidential information has been omitted. A copy of this Agreement without any omission of confidential information has been filed separately with the Secretary of the Commission as an attachment to a request for confidentiality with respect to the omitted information.

                      EXTENSION AND MODIFICATION AGREEMENT

                                   BETWEEN

                         ENRON POWER MARKETING, INC.

                                     AND

                         OGLETHORPE POWER CORPORATION.


     This Extension and Modification Agreement dated as of April 30, 1996 (this "Extension Agreement") is entered into by and between Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation), a corporation organized and existing under Title 46 of the Official Code of Georgia Annotated ("OPC"), and Enron Power Marketing, Inc., a corporation organized and existing under the laws of the State of Delaware ("EPMI"), and extends the term and modifies certain provisions of that certain agreement entitled "Master Power Purchase and Sale Agreement," dated as of January 3, 1996 by and between EPMI and OPC (the "Original Master Agreement") (the Original Master Agreement, as amended by this Extension Agreement is hereinafter referred to as the "Master Agreement").

                              W I T N E S S E T H:

     WHEREAS, OPC and EPMI are Parties to the Original Master Agreement; and

     WHEREAS, the Original Master Agreement specified a Termination Date (as defined in the Master Agreement) which is scheduled to occur on April 30, 1996; and

     WHEREAS, the Original Master Agreement provides in Section 2.3 that the Term may be extended upon terms mutually agreeable to the Parties and subject to the approval of the RUS, if required; and

     WHEREAS, OPC and EPMI now desire to enter into this Extension Agreement to extend the Term of the Original Master Agreement and to modify certain terms thereof; and

     WHEREAS, the Parties entered into that certain Confidentiality Agreement dated February 7, 1996 (the "February Confidentiality Agreement") covering New Confidential Information (as that term is defined in the February Confidentiality Agreement); and

     WHEREAS, the Parties understand and acknowledge that EPMI shall have and shall use New Confidential Information in the course of satisfying its obligations under, and in implementing the terms and conditions of, this Agreement;

      NOW THEREFORE, in consideration of the premises and other good and valuable consideration and the mutual benefits, covenants and agreements set forth below, the Parties hereby agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

     All capitalized terms used in this Extension Agreement and not otherwise defined shall have the meanings set forth in the Master Agreement.

                                   ARTICLE II.
                                 EFFECTIVE DATE

     This Extension Agreement shall become effective on the date first written above (the "Extension Effective Date") provided that the delivery of Electric Energy pursuant to the Master Agreement as extended and modified by this Extension Agreement shall commence simultaneously with the scheduled expiration of the Original Master Agreement at one second prior to midnight EPT on April 30, 1996 (the "Extension Commencement Date") so that the Original Master Agreement shall not terminate and shall remain in effect until one second prior to 12:00 midnight EPT on August 31, 1996, unless earlier terminated pursuant to the Master Agreement.

                                  ARTICLE III.
                                   AMENDMENTS

     Section 3.1. GENERAL. All terms and conditions of the Original Master Agreement remain in full force and effect from the original Commencement Date until the Termination Date as defined in the Original Master Agreement, and, except as specifically modified by this Article III, all terms of the Original Master Agreement shall be in full force and effect from the Commencement Date, as defined in the Original Master Agreement, until the Termination Date as defined in the Master Agreement.

     Section 3.2. AMENDMENTS. During the period beginning with the Extension Commencement Date and ending on the Termination Date as defined in the Master Agreement, the Original Master Agreement shall be modified as set forth in this Section 3.2; PROVIDED, HOWEVER, that with respect to the period commencing on the Commencement Date and ending on the Termination Date, as defined in the Original Master Agreement, the following modifications shall not be effective, but instead the provisions of the Original Master Agreement shall, with respect to such period, remain in full force and effect.

     1. The first paragraph of the Original Master Agreement shall not be applicable, and a new first paragraph, which shall be applicable, shall be added and shall read as follows:

          This Master Power Purchase and Sale Agreement dated as of
     January 3, 1996, as amended by an Extension and Modification Agreement dated as of April 30, 1996 ("Master Agreement," and together with all Transactions, collectively, this "Agreement"), is entered into by and between Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation), a corporation organized and existing under Title 46 of the Official Code of Georgia Annotated ("OPC"), and Enron Power Marketing, Inc., a corporation organized and existing under the laws of the State of Delaware ("EPMI").

     2. Section 2.3 of the Original Master Agreement shall not be applicable, and a new Section 2.3, which shall be applicable, shall be added and shall read as follows:

          2.3 EFFECTIVE DATE. This Master Agreement shall become effective on the date first written above (the "Effective Date") provided that the delivery of Electric Energy pursuant to this Master Agreement shall commence at one minute prior to 12:01 a.m. EPT on January 4, 1996 ("Commencement Date") and shall remain in effect until one second prior to 12:00 midnight EPT on August 31, 1996 (the "Termination Date"), unless earlier terminated pursuant to this Master Agreement (the "Term"), PROVIDED HOWEVER, that all Transactions shall terminate no later than such Termination Date. The applicable provisions of this Master Agreement shall continue in effect after the Termination Date in accordance with Section 13.4 hereof.

     3. Section 3.5.7 of the Original Master Agreement shall not be applicable. and a new Section 3.5.7, which shall be applicable, shall be added and shall read as follows:

          3.5.7 EMISSION ALLOWANCES. At no cost to EPMI, OPC shall surrender or cause to be surrendered all emission allowances necessary for the utilization, to the full extent Properly Requested by EPMI in accordance with this Master Agreement, of the Hal B. Wansley Plant (Units 1 and 2) and other jointly-owned OPC generating resources and to effect the purchase of energy under the block power purchase and sale agreement between OPC and Georgia Power Company. EPMI shall not be deemed to have acquired any sulfur-free generation for use in a reduced utilization plan by reason of entering into this Agreement.

     4. Section 4.2 of the Original Master Agreement shall not be applicable and a new Section 4.2, which shall be applicable, shall be added and shall read as follows:

          4.2  EPMI'S CONTRACT PRICE.  Subject to Section 4.3 hereof,
     (I) with respect to sales of Electric Energy by EPMI to OPC relating
     to OPC Load, the Contract Price shall be equal to $[       ]*  ("EPMI
     Sales Price"), and (ii) with respect to sales of Electric Energy by EPMI to OPC relating to OPC Off-System Sales, the Contract Price shall be as agreed to by the Parties (the "EPMI Off-System Sales Price"); PROVIDED that with respect to the OPC Off-System Sales Contracts listed on Exhibit 3.5.2 hereto, EPMI and OPC have agreed that the
     Contract Price shall be equal [   ]*


     5. Section 4.3.1 of the Original Master Agreement shall not be applicable and a new Section 4.3.1, which shall be applicable, shall be added and shall read as follows:

__________________________
* Indicates information that has been filed separately with the Secretary of the Commission as an attachment to a request for confidentiality with respect to the omitted information.

          4.3.1 AVAILABILITY OF NUCLEAR OPC RESOURCES. (a) The EPMI Sales Price has been computed based upon certain assumptions relating to the expected availability of the nuclear OPC Resources during the four-month period commencing May 1, 1996 and ending on the Termination Date. Such price assumes (i) expected cumulative availability
     (measured in MWh) of [        ]* for Plant Hatch (Units 1 and 2
     combined) and [        ]* for Plant Vogtle (Units 1 and 2 combined)
     and (ii) target cumulative availability (measured in MWh) of [
     ]* for Plant Hatch (Units 1 and 2 combined) and [         ]* for Plant
     Vogtle (Units 1 and 2 combined), in each case for such period, as reflected on Exhibit 4.3.1 hereof. Adjustments to the amounts otherwise due to EPMI or OPC shall be made to reflect and take into account (i) the amount that the actual availability of Plant Hatch and Plant Vogtle, respectively, is less than the expected availability of such nuclear OPC Resources and (ii) the amount that the actual availability of Plant Hatch and Plant Vogtle, respectively, exceeds the target availability of such nuclear OPC Resources. If Plant Hatch or Plant Vogtle generates Electric Energy in excess of the target MWh availability, additional amounts (as described below) shall be payable by EPMI to OPC. Alternatively, if Plant Hatch or Plant Vogtle generates Electric Energy less than the expected MWh availability, then OPC shall owe additional amounts (as described below) to EPMI.

          (b) If the total actual OPC nuclear generation (in MWh) ("Total Actual OPC Nuclear Generation") for Plant Hatch or Plant Vogtle, respectively, shall exceed the total target OPC nuclear generation (in
     MWh) ("Total Target OPC Nuclear Generation") for the respective generation facilities ("Excess Generation"), then EPMI shall pay to OPC an amount equal to the product of: (i) the amount of such Excess
     Generation and (ii) [        ]* if the nuclear OPC Resource that shall
     have experienced Excess Generation is Plant Hatch and [        ]* if
     the nuclear OPC Resource that shall have experienced Excess Generation is Plant Vogtle. If the Total Actual OPC Nuclear Generation for Plant Hatch or Plant Vogtle is less than the total expected OPC nuclear generation (in MWh) ("Total Expected OPC Nuclear Generation") for the respective plants ("Generation Shortfall"), regardless of whether the Generation Shortfall results from or is the result of a scheduled or forced outage, a limited load operating condition or other event or condition that adversely affects the availability of such nuclear OPC Resource, then OPC shall pay to EPMI an amount equal to the product
     of:  (i) the Generation Shortfall and (ii) [        ]* if the nuclear
     OPC Resource that shall have suffered a Generation Shortfall is Plant
     Hatch and [        ]* if the nuclear OPC Resource that shall have
     suffered a Generation Shortfall is Plant Vogtle.

          (c) The Total Actual OPC Nuclear Generation for Plant Hatch and Plant Vogtle shall be compared to Total Target OPC Nuclear Generation and Total Expected OPC Nuclear Generation, respectively, for the Plant Hatch and Plant Vogtle, respectively, computed on a cumulative basis from the Extension Commencement Date; PROVIDED, HOWEVER, that as set forth on Exhibit 4.3.1 hereof, the amount by which Total Actual OPC Nuclear Generation is less than Total Expected Nuclear Generation and the amount by which Total Actual OPC Nuclear

__________________________
* Indicates information that has been filed separately with the Secretary of the Commission as an attachment to a request for confidentiality with respect to the omitted information.

      Generation exceeds Total Target OPC Nuclear Generation shall be compared at the end of each month during the four-month period commencing on the Extension Commencement Date and ending on the Termination Date and shall be settled financially between OPC and EPMI on a monthly basis.

          (d)  Exhibit 4.3.1 sets forth the intended operation of this
     Section 4.3.1, reflecting possible variances in availability (in MWh) on a month-to-month basis, resulting in payments between the Parties on account of Excess Generation in certain months and Generation Shortfalls in others.

          (e) It is expressly agreed that any payments payable under Section 4.3.1, as such section read in the Original Master Agreement, and not paid on or before the Extension Commencement Date, shall remain payable and shall be paid in accordance with Section 4.3.1 as such section read in the Original Master Agreement.

     6. Section 4.3.3 of the Original Master Agreement shall not be applicable, and a new Section 4.3.3, which shall be applicable, shall be added and shall read as follows:

          [
                                             ]*

     7. Section 4.3.4 of the Original Master Agreement shall be modified by adding a new sentence after the third sentence of Section 4.3.4, which shall read as follows:


          At the end of the Term, EPMI shall use its good faith efforts to cause the water level in the upper reservoir of Rocky Mountain to be approximately the same water level as the water level that existed in the upper reservoir of Rocky Mountain on the Commencement Date.

     8. Section 4.3.5 of the Original Master Agreement shall cease to be applicable.

     9. Article 5 of the Original Master Agreement shall be modified by adding a new Section 5.6, which shall be applicable and shall read as follows:

     5.6 FEBRUARY CONFIDENTIALITY AGREEMENT; AUTHORIZATION TO USE INFORMATION. OPC expressly authorizes and grants its consent to EPMI to use New Confidential Information (as such term is defined in the February Confidentiality Agreement), whether acquired before or after the Effective Date, pertaining to, without limitation, OPC, OPC Resources, OPC Load, OPC Off-System Sales and the EMCs, for the purpose of exercising EPMI's rights under this Agreement, including EPMI's right to buy Electric Energy from OPC or any other person and to sell Electric Energy to OPC or any other person, whether Electric Energy is produced by or attributable to OPC Resources or other resources.

__________________________
* Indicates information that has been filed separately with the Secretary of the Commission as an attachment to a request for confidentiality with respect to the omitted information.

     10. The definition of "ITS Loss Factor" as set forth in Appendix A to the Original Master Agreement shall not be applicable and a new definition, which shall be applicable, shall be added by deleting the term "4.1931%" and substituting in lieu thereof the term "3.7271%".

     11.  Exhibits 3.2, 3.5, 3.5.2, 3.5.3(ii), 3.5.3(iii), and 4.3.1 to the
Original Master Agreement shall not be applicable, and new Exhibits 3.2, 3.5, 3.5.2, 3.5.3(ii), 3.5.3(iii), and 4.3.1, respectively to this Extension Agreement shall be added in lieu thereof.

     12. Exhibits 4.2 and 4.3.3 to the Original Master Agreement shall cease to be applicable.

                                   ARTICLE IV.
                        ADDITIONAL EXTENSIONS OF THE TERM

     Section 4.1 REQUESTS FOR EXTENSIONS. Not later than thirty (30) days prior to August 31, 1996, or thirty (30) days prior to the end of any additional extension of the Master Agreement pursuant to this Article IV, OPC shall: (1) notify EPMI in writing whether OPC desires to extend this Agreement and the desired period of the extension; and (2) provide EPMI with operations and systems data necessary for EPMI to quote a revised EPMI Sales Price for the requested extension period. Any requested extension period shall be not less than thirty (30) days and not greater than one hundred and twenty (120) days.
In no event shall any requested extension period extend past one second prior to 12:00 midnight EPT on December 31, 1996.

     Section 4.2 PRICING AND IMPLEMENTATION OF ADDITIONAL EXTENSIONS. Promptly after receipt of a request from OPC for an additional extension of the Master Agreement pursuant to this Article IV, EPMI shall request from OPC any additional documentation or information necessary to quote a Contract Price for the requested extension period. Not later than ten (10) days after receipt of OPC's request for an extension (or if such date falls on a weekend or holiday, the next Business Day), EPMI shall quote to OPC a Contract Price for the requested extension period. In the event OPC elects to extend this Agreement for the requested extension period, and OPC and EPMI mutually agree to the period of the extension and all terms and conditions thereof, OPC and EPMI shall, prior to the expiration of the Master Agreement, execute all documents necessary to give effect to the extension of the Master Agreement for the requested period.

                                   ARTICLE V.
                                  MISCELLANEOUS

     Section 5.1 MASTER AGREEMENT. The Parties mutually represent that the Master Agreement is a valid, binding agreement of the Parties as of the Extension Effective Date and that to the best of the knowledge of the Parties no Event of Default has occurred or is continuing, but the execution and delivery of this Extension Agreement shall not waive or ratify any breach of the Master Agreement which has occurred prior to the Extension Effective Date.

     Section 5.2 REPRESENTATIONS AND WARRANTIES. As of the Extension Effective Date, the Parties remake and renew each of the representations and warranties contained in Article 10 of the Original Master Agreement.

     Section 5.3 ENTIRE AGREEMENT. This Extension Agreement constitutes the entire agreement between the Parties hereto relating to the subject matter contemplated by this Extension Agreement.

     Section 5.4 SEVERABILITY. Any provision declared or rendered invalid, unenforceable, or unlawful by a court of law or regulatory agency with jurisdiction over the Parties hereto or deemed unlawful because of a statutory change will not otherwise affect the lawful obligations that arise under this Extension Agreement, and this Extension Agreement and the Master Agreement shall be construed and enforced as if such invalid, unenforceable, or illegal provision were not contained herein.

     Section 5.5 SUCCESSORS AND ASSIGNS. This Extension Agreement shall bind the permitted successors and assigns of the Parties.

     Section 5.6 APPLICABLE LAW. THIS EXTENSION AGREEMENT AND THE RIGHTS AND DUTIES OF THE PARTIES ARISING OUT OF THIS EXTENSION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED, ENFORCED AND PERFORMED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAW.


     Section 5.7 AMENDMENT. No amendment or modification to this Extension Agreement shall be enforceable unless reduced to writing and executed by both Parties.

     Section 5.8 THIRD PARTIES. The provisions of this Extension Agreement shall not impart rights enforceable by any person or entity not a Party or not a permitted successor or assignee of a Party bound by this Extension Agreement.

     Section 5.9 WAIVER. No waiver by either Party hereto of any one or more defaults by the other in the performance of any of the provisions of this Extension Agreement or terms of any Transaction shall be construed as a waiver of any other default or defaults, whether of a like kind or different nature.

  IN WITNESS WHEREOF, the Parties hereto set their hands and seals this 29TH day of April, 1996.

OGLETHORPE POWER
CORPORATION


By:  /s/ T.D. KILGORE              Attest:    /s/ PATRICIA N. NASH
   ---------------------------            -----------------------------------
Title: President and Chief                Title: Assistant Secretary
       Executive Officer


ENRON POWER MARKETING, INC.


By:  /s/ JOHN M. STOKES            Attest:   /s/ Elaine V. Overturf
   ---------------------------            -----------------------------------
Title: Vice President                     Title: Corporate Secretary

                                 EXHIBIT 3.2

                INTERCONNECTION POINTS WITH THE GEORGIA ITS

                         Alabama Electric Cooperative
                          Florida Power Corporation
                        Florida Power & Light Company
                              Duke Power Company
                       Jacksonville Electric Authority
                    South Carolina Electric & Gas Company
                   South Carolina Public Service Authority
                             Southern Companies
                      Tallahassee Electric Department
                        Tennessee Valley Authority

                             OPC ALLOCATION OF
               FIRST CONTINGENCY TOTAL TRANSFER CAPABILITY (FCTTC)
                        UNDER NORMAL OPERATIONG CONDITIONS
                          (EFFECTIVE JANURAY-MAY, 1996)


                                                FCTTC (MVA)

Interface with Georgia ITS          To Georgia ITS       From Georgia ITS
- --------------------------          --------------       ----------------
Florida                                  584                    841
   Sale to GPC                                                   40
   Sale to GPC                                                   47
   Sale to Entergy (3/1/96)                                      25
                                                                ---
                                                                729

Alabama Power                            730                    116

Duke Power                               468                    556

SC Public Service Authority               42                     19

SC Electric and Gas                      134                    172

Savannah Power                            32                      0

Gulf Power                                 0                      0

Tennessee Valley Authority               301                    310
   Purchase from GPC                      70

                                         ---
                                         371

Alabama Electric Cooperative              17                     47


                             OPC ALLOCATION OF
               FIRST CONTINGENCY TOTAL TRANSFER CAPABILITY (FCTTC)
                        UNDER NORMAL OPERATIONG CONDITIONS
                          (EFFECTIVE JUNE-AUGUST, 1996)


                                                FCTTC (MVA)

Interface with Georgia ITS          To Georgia ITS       From Georgia ITS
- --------------------------          --------------       ----------------
Florida                                  444                    841
   Sale to GPC                                                   40
   Sale to GPC                                                   47
   Sale to Entergy (3/1/96)                                      25
                                                                ---
                                                                729

Alabama Power                            730*                   116*

Duke Power                               444                    531

SC Public Service Authority               42                     34

SC Electric and Gas                      153                    210

Savannah Power                            32*                     0*

Gulf Power                                 0*                     0*

Tennessee Valley Authority               252                    296
   Purchase from GPC                      70
                                         ---
                                         322

Alabama Electric Cooperative              17*                    47*


*NOTE: THE NEW 1996 SUMMER PEAK AEC AND SOUTHERN COMPANY INTERNAL TRANSFER CAPABILITIES WILL BE UPDATED BY END OF MAY, 1996. THE 1995 TRANSFER CAPABILITY NUMBERS ARE LISTED AS OF 4/12/1996.

                                    EXHIBIT 3.5

OPC RESOURCES(1)

TYPE OF RESOURCE        OPC Resources
                        that are NOT
                        Must Run                   Minimum           Maximum
                        RESOURCES                    (MW)              (MW)
                                                 -----------------------------
Generating Units        Rocky Mountain 1            110.0             212.0
                                                 -----------------------------
                        Rocky Mountain 2            110.0             212.0
                                                 -----------------------------
                        Rocky Mountain 3            110.0             212.0
                                                 -----------------------------
                        Scherer 1(2)                195.0             496.2
                                                 -----------------------------
                        Scherer 2(2)                195.0             498.0
                                                 -----------------------------
                        Tallassee                   N/A                2.0
                                                 -----------------------------
                        Wansley 1                   121.0             253.8
                                                 -----------------------------
                        Wansley 2                   122.0             253.8
                                                 -----------------------------
                        Wansley CT                  N/A               14.8
                                                 -----------------------------

                        OPE Resources
                        that are
                        Must Run                   Minimum           Maximum
                        RESOURCES                    (MW)              (MW)
                                                 -----------------------------
Generating Units        Hatch 1                     N/A               234.9
                                                 -----------------------------
                        Hatch 2                     N/A               242.1
                                                 -----------------------------
                        Vogtle 1                    N/A               348.6
                                                 -----------------------------
                        Vogtle 2                    N/A               348.6
                                                 -----------------------------
                        QF                          N/A                27
                                                 -----------------------------


________________________
(1) The figures contained in this Exhibit shall not serve to limit the actual output available from any OPC Resource.

(2) Scherer minimum could be 330 MW if Georgia Power is not taking electric energy from its ownership share of the generating facility.

                        Other OPC                  Minimum           Maximum
                        Resources                   (MW)              (MW)
                                                 -----------------------------
Purchased Power         GPC Block 1(3)               100               215
                                                 -----------------------------
                        GPC Block 2(3)               100               215
                                                 -----------------------------
                        GPC Block 3(3)               100               215
                                                 -----------------------------
                        GPC Block 4(3)               100               215
                                                 -----------------------------
                        GPC Block 5(3)                 0               107
                                                 -----------------------------
                        GPC Block 6(3)                 0               108
                                                 -----------------------------
                        Big Rivers                    25               100
                                                 -----------------------------
                        Entergy                       25               100
                                                 -----------------------------
                        Hartwell 1                    74               148
                                                 -----------------------------
                        Hartwell 2                    74               148
                                                 -----------------------------


____________________________
(3) 100% availability - minimum applies when energy is being scheduled under the particular block.

                                EXHIBIT 3.5.2

                      POWER PURCHASE AND SALE AGREEMENTS
              UNDER WHICH OPC IS OBLIGATED TO SELL ELECTRIC ENERGY


     Letter of Commitment to sell power to Alabama Electric Cooperative beginning January 1, 1996, and extending through December 31, 1996, dated as of December 15, 1995.

                              EXHIBIT 3.5.3(II)

                 EXPECTED AVAILABILITY OF EACH OPC RESOURCE


OPC RESOURCE           PLANNED OUTAGES DUE TO            FORCED       LOSS
                        SCHEDULED MAINTENANCE            OUTAGE      FACTOR
                         AFFECTING THE TERM               RATE

                             FROM      TO
                       -------------------------------------------------------
Hatch 1(4)                   May 1     May 5               7.00%        .9976
                       -------------------------------------------------------
Hatch 2(4)                       None                      7.00%        .9979
                       -------------------------------------------------------
Rocky
Mountain
 * Unit 1                        None                      8.00%        .9980
                       -------------------------------------------------------
 * Unit 2                    May 6     May 27              8.00%        .9980
                       -------------------------------------------------------
 * Unit 3                    April 15  May 6               8.00%        .9980
                       -------------------------------------------------------
Scherer 1                        None                      6.00%        .9980
                       =======================================================
Scherer 2                        None                      6.00%        .9980
                       =======================================================
Tallassee 1 & 2                  None                      1.00%       .99015
                       =======================================================
Vogtle 1(4)                      None                      6.00%        .9965
                       =======================================================
Votgle 2(4)                      None                      6.00%        .9975
                       =======================================================
Wansley 1                        None                      6.00%        .9978
                       =======================================================
Wansley 2                        None                      6.00%        .9977
                       =======================================================
Wansley CT                       None                     11.00%        .9977
                       =======================================================
Hartwell                         None                      5.00%       1.0000
                       -------------------------------------------------------

_______________________
(4) Nuclear planned outages exclude ramp down period prior to full expected planned outages above.

                                EXHIBIT 3.5.3(III)

[                                                                      ]*



_________________________
* Indicates information that has been filed with the Secretary of the Commission as an attachment to a request for confidentiality with respect to the omitted information.

                                EXHIBIT 4.3.1

[                                                                      ]*



_________________________
* Indicates information that has been filed with the Secretary of the Commission as an attachment to a request for confidentiality with respect to the omitted information.